                                                             OMB APPROVAL
                                                      --------------------------
                                                      OMB Number:      3235-0059
                                                      Expires:   August 31, 2004
                                                      Estimated average burden
                                                      hours per response...14.73

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                            ALPENA BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                            ALPENA BANCSHARES, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

[ALPENA BANCSHARES, INC. LOGO]

March 14, 2003


Dear Stockholder:

We cordially invite you to attend the 2003 Annual Meeting of Stockholders of Alpena Bancshares, Inc. (the "Company"). The Annual Meeting will be held at the Thunder Bay Recreational Center, 701 Woodward Avenue, Alpena, Michigan, at 1:00 p.m., Michigan time, on April 16, 2003.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of the Company. Directors and officers of the Company will be present to respond to any stockholders' questions. Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of the Company.

The business to be conducted at the Annual Meeting consists of the election of two directors to the Board of Directors of the Company and the ratification of the appointment of Plante & Moran, LLP as auditors for the year ending December 31, 2003. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" the election of directors and "FOR" the ratification of the appointment of the Company's auditors.

The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,
/s/ Martin A. Thomson
Martin A. Thomson
President and Chief Executive Officer

                             ALPENA BANCSHARES, INC.
                             100 South Second Avenue
                             Alpena, Michigan 49707
                                 (989) 356-9041

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held On April 16, 2003

         Notice is hereby given that the Annual Meeting of Alpena Bancshares, Inc. (the "Company") will be held at the Thunder Bay Recreational Center, 701 Woodward Avenue, Alpena, Michigan, on April 16, 2003, at 1:00 p.m., Michigan time.

         A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

         The Annual Meeting is for the purpose of considering and acting upon:

         1.       The election of two directors of the Company;

         2. The ratification of the appointment of Plante & Moran, LLP as auditors for the Company for the year ending
                  December 31, 2003; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

         Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on February 28, 2003, are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

         A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the Company's main office, 100 South Second Avenue, Alpena, Michigan, for the twenty (20) days immediately prior to the Annual Meeting. It also will be available for inspection at the Annual Meeting.

         EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

                                           By Order of the Board of Directors

                                           /s/ James I. Malaski
                                           James I. Malaski
                                           Secretary

Alpena, Michigan
March 14, 2003

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT


                             ALPENA BANCSHARES, INC.
                              100 S. Second Avenue
                             Alpena, Michigan 49707
                                 (989) 356-9041


                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 16, 2003

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Alpena Bancshares, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Annual Meeting"), which will be held at the Thunder Bay Recreational Center, 701 Woodward Avenue, Alpena, Michigan, on April 16, 2003, at 1:00 p.m., Michigan time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about March 14, 2003.

         At the Annual Meeting, stockholders will vote on the election of two directors of the Company and on the ratification of the appointment of the Company's auditors for the fiscal year ending December 31, 2003.

                              REVOCATION OF PROXIES

         Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED "FOR" THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT FOR CONSIDERATION AT THE ANNUAL MEETING.

         The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

         Proxies may be revoked by sending written notice of revocation to the Secretary of the Company, at the address of the Company shown above. The presence at the Annual Meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         Holders of record of the Company's common stock, par value $1.00 per share (the "Common Stock") as of the close of business on February 28, 2003 (the "Record Date") are entitled to one vote for each share then held. As of the Record Date, the Company had 1,645,258 shares of Common Stock issued and outstanding, 920,000 of which were held by Alpena Bancshares, M.H.C. (the "Mutual Holding Company"), and 725,258 of which were held by stockholders other than the Mutual Holding Company. The presence in person or by proxy of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Broker non-voted and abstentions will be counted as shares present and entitled to vote for the purposes of establishing a quorum. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitations of proxies.

         As to the election of directors, the proxy card provided by the Board of Directors enables the stockholder to vote "FOR" the election of the two nominees proposed by the Board, or to "WITHHOLD AUTHORITY" to vote for the nominees proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for the nominee being proposed is withheld.

         As to the ratification of Plante & Moran, LLP as independent auditors of the Company, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" from voting on such item. The affirmative vote of holders of a majority of the total votes present at the Annual Meeting in person or by proxy is required for approval of the ratification of Plante & Moran, LLP as the Company's independent auditors. Shares as to which the "ABSTAIN" box has been selected on the proxy card will count as shares present and entitled to vote and will be treated as votes "AGAINST" the proposal.

         Management of the Company anticipates that shares of Common Stock owned by the Mutual Holding Company will be voted in favor of the nominees for director and in favor of the ratification of the Company's auditors for the fiscal year ending December 31, 2003. The affirmative vote of such shares would ensure the election of such nominees and the ratification of such auditors.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         Persons and groups who beneficially own in excess of five percent of the Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of the Record Date, the shares of Common Stock beneficially owned by directors and nominees individually, by executive officers individually, by executive officers and directors as a group and by each person who was the beneficial owner of more than five percent of the Company's outstanding shares of Common Stock.


                                                      Amount of Shares
                                                      Owned and Nature   Percent of Shares
    Name and Address of                                 of Beneficial     of Common Stock
     Beneficial Owners                                Ownership (1) (4)     Outstanding
     -----------------                                -----------------     -----------
Directors and Executive Officers (2)
James C. Rapin                                               8,364             0.51

Gary W. Bensinger                                              966             0.06

Martin A. Thomson                                           12,617             0.77

Keith D. Wallace                                             7,715             0.47

Gary C. VanMassenhove                                        1,000             0.06

Jerome W. Tracey                                               491             0.03

Debra S. Weiss                                                 180             0.01

Joseph W. Gentry II                                             40             0.002

James I. Malaski                                            14,290             0.87



All Directors and Executive Officers                        45,663             2.78
   As a Group (9 persons) (3)



                                                                                        (Footnotes on next page)
----------------------------------------------------------------------------------------------------------------
PRINCIPAL STOCKHOLDERS:
Alpena Bancshares, M.H.C.                                920,000                                55.92
100 S. Second Avenue
Alpena, Michigan 49707

Financial & Investment Management Group, Ltd.            120,364                                 7.33
417 Saint Joseph Street
Suttons Bay, Michigan 49682  (5)

Jeffrey L. Gendell, Individually, and as                 128,930                                 7.85
managing member of
Tontine Management, L.L.C., and
general partner of
Tontine Financial Partners, L.P.
237 Park Avenue, 9th Floor
New York, New York   10017  (6)

Jeffrey S. Halis, as the general                          93,708                                 5.71
partner of each of
Tyndall Partners, L.P.,
Tyndall Institutional Partners, L.P., and
Madison Avenue Partners, L.P.,
153 East 53rd Street, 55th Floor
New York, New York   10022  (7)


------------------------
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner for purposes of this table, of any shares of Common Stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.
(2) The mailing address for each person listed is 100 S. Second Avenue, Alpena, Michigan 49707.
(3) The Company's executive officers and directors are also executive officers and directors of Alpena Bancshares, M.H.C.
(4) Includes shares of Common Stock allocated to the accounts of employees pursuant to the Company's Employee Stock Ownership Plan ("ESOP"). Under the terms of the ESOP, shares of Common Stock so allocated are voted in accordance with the instructions of the respective employees. All shares have been so allocated.
(5)  Based on a schedule 13G filed with the SEC on February 15, 2002.
(6)  Based on a schedule 13D filed with the SEC on January 18, 2002.
(7)  Based on a schedule 13D filed with the SEC on January 29, 2002.

                       PROPOSAL I - ELECTION OF DIRECTORS

     The Company's Board of Directors is currently composed of six members with one vacancy. The Company's bylaws provide that approximately one-third of the directors are to be elected annually. Directors of the Company are generally elected to serve for a three-year period or until their respective successors shall have been elected and shall qualify. The Board of Directors has nominated to serve as director, Gary C. VanMassenhove and Thomas R. Townsend, each of whom is currently a member of the Board of Directors. Messrs. VanMassenhove and Townsend would be elected to serve for three-year periods, and until their successors shall have been elected and shall qualify. At the Annual Meeting, proxies cannot be voted for a greater number of persons than the two nominees in this proxy statement.

     The table below sets forth certain information regarding the composition of the Company's Board of Directors, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected. There are no arrangements or understandings between any nominee and any other person pursuant to which such nominees were selected.

                                                                                         Shares of
                                                                                       Common Stock
                                      Positions                                        Beneficially
                                     Held in the      Director     Current Term          Owned on        Percent
     Name (1)             Age          Company        Since (2)      to Expire        Record Date (3)   of Class
     --------             ---          -------        ---------      ---------        ---------------   --------
                                                           NOMINEES

Gary C. VanMassenhove      56         Director          2001           2003               1,000             *
Thomas R. Townsend (4)     51         Director          2002           2003                 --              *

                                                 DIRECTORS CONTINUING IN OFFICE

James C. Rapin             62         Chairman          1986           2005               8,364             *
Gary W. Bensinger          60      Vice Chairman        1985           2004                 966             *
Keith D. Wallace           61         Director          1988           2004               7,715             *
Martin A. Thomson          54      President, CEO       1986           2005              12,617             *
                                    and Director

----------------------------
* Less than 1%.
(1) The mailing address for each person listed is 100 S. Second Avenue, Alpena, Michigan 49707. Each of the persons listed is also a director of First Federal of Northern Michigan, the Company's savings bank subsidiary (the "Bank"), as well as Alpena Bancshares, M.H.C., which owns the majority of the Company's issued and outstanding shares of Common Stock.
(2) Except for Messrs. VanMassenhove and Townsend, reflects initial appointment to the Board of Directors of the Bank's mutual predecessor.
(3) See definition of "beneficial ownership" in the table under the heading "Voting Securities and Principal Holders Thereof."
(4) Mr. Townsend was appointed by the Board of Directors in April 2002 to fill a vacancy on the Board of Directors. Mr. Townsend was appointed to a term expiring at this Annual Meeting.

     The principal occupation during the past five years of each director and executive officer of the Company and the Bank is set forth below. References to the Company include, where applicable, the Bank, which reorganized to form the Company as its holding company in November 2000. All directors and executive officers have held their present positions for five years unless otherwise stated.

         DIRECTORS -

         James C. Rapin was elected as the Chairman of the Board of Directors of the Company and the Bank in March 2002. He has been a director of the Bank since 1985, and a director of the Company since its formation in November 2000, and had been Vice Chairman of the Board since April 2001. Mr. Rapin is a pharmacist with LeFave Pharmacy, Alpena, Michigan.

         Gary W. Bensinger was elected as the Vice Chairman of the Board of Directors of the Company and the Bank in March 2002. He has been a director of the Bank since 1985, and a director of the Company since its formation in November 2000. Mr. Bensinger is owner of Bensinger's Western Auto Store in Alpena, Michigan.

         Martin A. Thomson was named Acting President and Chief Executive Officer of the Company and the Bank in May 2001 and later named President and Chief Executive Officer in October 2001. Mr. Thomson previously held the position of President and Chief Executive Officer of Presque Isle Electric and Gas Cooperative, Inc., Onaway, Michigan. Mr. Thomson has been a director of the Bank since 1986, and a director of the Company since its formation in November 2000.

         Keith D. Wallace is the senior partner of the law firm of Isackson and Wallace, P.C., located in Alpena, Michigan. Mr. Wallace has acted as general counsel to the Bank since 1988. Mr. Wallace has been a director of the Bank since 1988, and a director of the Company since its formation in November 2000.

         Gary C. VanMassenhove is a partner in VanMassenhove, Kearly, Taphouse & Faulman, CPAs. Mr. VanMassenhove has been a Certified Public Accountant for 31 years. He has been a director of the Company and the Bank since September 2001.

         Thomas R. Townsend is the President of the R.A. Townsend Co., a plumbing, heating and air conditioning distributor located in Alpena, Michigan, where he has been employed for the past 26 years. Mr. Townsend has been a director of the Company and the Bank since April 2002.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS-

         Jerome W. Tracey was named Senior Vice President, Senior Lender of the Company and the Bank in September 2001, after serving as Vice President of Commercial Services since joining the Bank in November 1999. Prior to joining the Bank, Mr. Tracey served as Vice President of Commercial Lending for National City Bank, Alpena, Michigan, a position he held since 1996. Mr. Tracey has been in the banking profession since 1981.

         Debra S. Weiss was named Senior Vice President, Retail Banking of the Bank in August 2002, after serving as Vice President, Retail Services of the Bank since September 2001, and serving as the Gaylord Branch Manager since joining the Bank in May 2001. Prior to joining the Bank, Ms. Weiss served as Secondary Market Officer and Compliance Officer for Alden State Bank, Alden, Michigan. Ms. Weiss was employed as a Compliance Specialist Examiner for the Office of Comptroller of the Currency from 1998 - 1999, and she held various officer positions with First National Bank, Gaylord, Michigan from 1992 - 1998.

         Michael W. Mahler was named Chief Financial Officer and Treasurer of the Company and the Bank in November 2002. Prior to this, Mr. Mahler was employed for two years by the Besser Company, in Alpena, Michigan, which company is an international producer of concrete products equipment, where he served as their Corporate Controller. He was previously employed for ten years by LTV Steel Company, where he was a financial analyst in East Chicago, Indiana for seven years and for three years he was the controller of a division in Northeastern Michigan.

         Joseph W. Gentry II was named Vice President, Human Resources of the Bank in February 2002, after serving as Director of Human Resources since joining the Bank in October 2001. Prior to joining the Bank, Mr. Gentry served as Manager - Industrial Relations / Safety for Lafarge - Presque Isle Corporation, producer of chemical grade and aggregate limestone for the construction and building materials market, since 1991, and was employed by Besser Company, an international producer of concrete products equipment, from 1973 to 1991 as Personnel Manager / Safety Director. All previous employers are in the Alpena, Michigan area. Mr. Gentry has taught economics at Alpena Community College as an adjunct professor for the past 16 years.

         James I. Malaski is Corporate Secretary of the Company and the Bank, and is also Vice President of Corporate Relations of the Bank. Mr. Malaski joined the Bank as Vice President in 1983 and was appointed as Secretary of the Bank in October 1999. He has been Secretary of the Company since its formation in November 2000. Mr. Malaski has previously filled the positions of Executive Vice President and Chief Operations Officer for the Bank.

         Sherri K. Quay was named Vice President, Lending of the Bank in July 2002. Prior to joining the Bank, Mrs. Quay served for three years as Vice President, Mortgages at First National Bank of Gaylord, Gaylord, Michigan. Mrs. Quay was employed at First National for 18 years. She has been involved with many civic and charitable organizations in the Gaylord area during her 19 years in banking.

                   OWNERSHIP REPORTS BY OFFICERS AND DIRECTORS

         The Common Stock of the Company is registered pursuant to Section 12(g) of the Exchange Act. The officers and directors of the Company and beneficial owners of greater than 10% of the Company's Common Stock (10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company's Proxy Statement and Annual Report on Form 10-KSB of the failure of an officer, director or 10% beneficial owner of the Company's Common Stock, to file a Form 3, 4 or 5 on a timely basis. During the year ended December 31, 2002, there were no late filings.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The business of the Company's Board of Directors is conducted through meetings and activities of the Board and its committees. During the year ended December 31, 2002, the Board of Directors held 12 regular meetings and seven special meetings. During the year ended December 31, 2002, no director attended fewer than 75% of the total meetings of the Board of Directors and committees on which such director served.

         The Company has established an Executive Committee, which is comprised of the full Board of Directors of the Company. The Executive Committee meets as necessary in the intervals between meetings of the full Board of Directors. The Committee has authority to act on all matters of the Company's business between Board meetings, subject to the ratification by the Board of Directors at its next meeting. The Executive Committee met six times in 2002.

         The Company's Personnel Committee meets periodically to review the performance of officers and to determine compensation of officers to be recommended to the Board. It is comprised of the full Board of Directors. The Personnel Committee did not meet during 2002.

         The Company's Nominating Committee is appointed by the Chairman, and includes all directors of the Company, except those who are in nomination. The Nominating Committee selects nominees to the Board of Directors of the Company. The Nominating Committee will consider nominees recommended by security holders, but has adopted no specific procedure to be followed by security holders in submitting such recommendations. The Nominating Committee met once during 2002.

         The Company's Audit Committee is comprised of the non-employee members of the Board of Directors. The Committee meets as needed in order to examine and approve the audit report prepared by the Company's independent auditors. During 2002, the Audit Committee met twice. Each member of the Audit Committee is "independent" as defined in the listing standards of the National Association of Securities Dealers. The Company's Board of Directors adopted an Audit Committee charter in July 2000.

                             AUDIT COMMITTEE REPORT

         In accordance with rules established by the SEC, the Audit Committee of the Company has prepared the following report for inclusion in this proxy statement:

         As part of its ongoing activities, the Audit Committee has:

         - Reviewed and discussed with management, the Company's audited consolidated financial statements for the year ended December 31, 2002.

         - Discussed with the independent auditors of the Company, the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

         - Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors their independence.

         Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002.


         This report has been provided by the Audit Committee:

                                    James C. Rapin
                                    Gary W. Bensinger
                                    Keith D. Wallace
                                    Gary C. VanMassenhove
                                    Thomas R. Townsend

                             DIRECTORS' COMPENSATION

         In 2002, each director of the Bank received a $600 monthly meeting fee, payable only if the director attended the meeting. Each director is paid for one excused absence. The Chairman of the Board received $750 for each regular meeting attended and each director received $600 for each special Board meeting attended.

         In addition to the foregoing, during the year ended December 31, 2002, James C. Rapin, Gary W. Bensinger, Martin A. Thomson, Keith D. Wallace, Gary C. VanMassenhove and Thomas R. Townsend received $1,400, $1,400, $1,300, $1,400, $1,400 and $700, respectively, for their services as members of the Bank's Executive, Personnel and Audit Committees. The Bank paid a total of $74,950 in director and committee fees to members of the Board of Directors during the year ended December 31, 2002.

         No separate fees are paid to members for service on the Board of Directors of the Company, or for service on committees of the Company's Board of Directors.

                             EXECUTIVE COMPENSATION

         The following table sets forth for the years ended December 31, 2002, 2001 and 2000, certain information as to the total remuneration paid by the Bank or the Company to the Chief Executive Officer of the Bank and the Company (the "Named Executive Officer"). No other executive officer of the Company received total annual compensation in excess of $100,000 during the year ended December 31, 2002.

==========================================================================================================================
                                               SUMMARY COMPENSATION TABLE
==========================================================================================================================
                                                                                            Long Term
                         Annual Compensation                                           Compensation Awards
----------------------------------------------------------------------- --------------------------------------------------
                            Years                            Other      Restricted
                            Ended                           Annual         Stock     Options/                All Other
Name and                  December    Salary     Bonus   Compensation    Awards(s)     SARs                 Compensation
Principal Position (1)       31,      ($) (2)     ($)       ($) (3)       ($) (4)       (#)      Payouts      ($) (5)
------------------------- ---------- ---------- -------- -------------- ------------ ---------- ---------- ---------------
Martin A. Thomson  (6)      2002     $128,819    $ -0-      $12,700       $3,506       1,000      $ -0-        $3,809
President and Chief         2001     $ 65,998    $ -0-      $10,200       $  -0-        -0-       $ -0-        $ -0-
Executive Officer           2000     $    -0-    $ -0-      $11,100       $  -0-        -0-       $ -0-        $ -0-
========================= ========== ========== ======== ============== ============ ========== ========== ===============

(1) No other executive officer received salary and bonuses that in the aggregate exceeded $100,000.
(2)  Amount shown is gross earnings.
(3) Includes fees for services on the Board of Directors and Board Committees of the Bank and the Company. The Bank also provides the Chief Executive Officer with the use of an automobile, insurance and other personal benefits that are not included in the Cash Compensation Table because such benefits do not exceed $50,000 or 10% of the officer's cash compensation for the year ended December 31, 2002.
(4) The restricted stock award of 255 shares to Mr. Thomson, pursuant to the Bank's Recognition and Retention Plan, was 100% vested at the time of the award on March 27, 2002. The dollar amount set forth represents the market value of the shares on the date of the award. As of December 31, 2002, the market value of such shares was $3,646.
(5) Includes Bank contribution to 401 (k) as employer match, and director fees for service on the Board of the Bank's service corporation subsidiary, Financial Service & Mortgage Corporation.
(6) Mr. Thomson was appointed Acting President and Chief Executive Officer in May 2001, and as President and Chief Executive Officer in October 2001.


                                    BENEFITS

         DEFINED BENEFIT PLAN. The Bank maintains a noncontributory defined benefit plan ("Retirement Plan"). All employees age 21 or older, who have worked at the Bank for a period of one year and have been credited with 1,000 or more hours of employment with the Bank during the year, are eligible to accrue benefits under the Retirement Plan. The Bank annually contributes an amount to the Retirement Plan necessary to satisfy the actuarially determined minimum funding requirements in accordance with the Employment Retirement Income Security Act of 1974, as amended ("ERISA").

         At the normal retirement age of 65, the Retirement Plan is designed to provide a life annuity. The retirement benefit provided is an amount equal to 2.5% of a participant's average salary based on the average of the five consecutive years during the participant's years of employment which provide the highest average annual salary multiplied by the participant's years of credited service to the normal retirement date. Retirement benefits are also payable upon retirement due to early and late retirement. Benefits are also paid from the Retirement Plan upon a participant's disability or death. A reduced benefit is payable upon early retirement at or after age 55. Upon termination of employment other than as specified above, a participant who was employed by the Bank for a minimum of five years is eligible to receive his or her accrued benefit reduced for early retirement or a deferred retirement benefit commencing on such participant's normal retirement date. Benefits are payable in various annuity forms as well as in the form of a single lump sum payment. For the year ended December 31, 2002, the Bank made contributions to the Retirement Plan of $212,400.

         The following table indicates the annual retirement benefit that would be payable under the Retirement Plan upon retirement at age 65 in plan year 2002, expressed in the form of a single life annuity for the final average salary and benefit service classification specified below. As of December 31, 2002, Mr. Thomson had one year credited service (ie, benefit service) with the Bank.

======================================================================================================================

                                                     YEARS OF BENEFIT SERVICE AT RETIREMENT
----------------------------------------------------------------------------------------------------------------------
    HIGH 5-YEAR
   AVERAGE SALARY            10                  15                 20                  25                 30
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
      $15,000              $3,750              $5,625             $7,500              $9,375             $11,250
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

      $25,000              $6,250              $9,375             $12,500            $15,625             $18,750
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

      $50,000              $12,500            $18,750             $25,000            $31,250             $37,500
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

      $100,000             $25,000            $37,500             $50,000            $62,500             $75,000
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

      $150,000             $37,500            $56,250             $75,000            $93,750            $112,500
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

===================== ================== =================== ================== =================== ==================

         DEFERRED COMPENSATION PLAN FOR EXECUTIVE OFFICERS. The Bank maintains a non-qualified deferred compensation plan for executive officers. Such officers may annually elect to defer a portion of their annual salary. The arrangement is funded by the purchase of annuity contracts and/or insurance contracts on the life of the employee. The Bank is the owner and beneficiary of the life insurance contract. Upon retirement or separation of service with the Bank, the employee will be paid an amount equivalent to the cash surrender value of the life insurance contract. Upon the employee's death, the employee's beneficiary will receive an amount equivalent to the death benefit provided under the life insurance contract on the life of the employee. As of December 31, 2002, the Plan had not purchased a life insurance contract on the life of Mr. Thomson.

         EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST. The Bank has established an Employee Stock Ownership Plan and related Trust for eligible employees. The ESOP is a tax-qualified plan subject to the requirements of ERISA and the Internal Revenue Code of 1986 (the "Code"). Employees with a 12-month period of employment with the Bank during which they worked at least 1,000 hours and who have attained age 21 are eligible to participate. The ESOP borrowed funds from an unrelated third party lender and used the funds to purchase 48,000 shares of the common stock issued in the Bank's initial stock offering. Collateral for the loan was the Common Stock purchased by the ESOP. The loan was being repaid principally from the Bank's contributions to the ESOP and was fully paid during 1999.

         Contributions to the ESOP and shares released from the suspense account in an amount proportional to the repayment of the ESOP loan were allocated among participants on the basis of compensation in the year of allocation, up to an annual adjusted maximum level of compensation. Benefits generally become 100% vested after five years of credited service. Forfeitures will be reallocated among remaining participating employees in the same proportion as contributions. Benefits are payable upon death, retirement, early retirement, disability or separation from service. The Bank's contributions to the ESOP are not fixed, so benefits payable under the ESOP cannot be estimated.

         The Bank's Board of Directors administers the ESOP. The Bank has appointed First Bankers Trust Company, Quincy, Illinois to serve as trustee of the ESOP. The ESOP Committee may instruct the trustee regarding investment of funds contributed to the ESOP. The ESOP trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of participating employees. Under the ESOP, nondirected shares will be voted in a manner calculated to most accurately reflect the instructions it has received from participants regarding the allocated stock so long as such vote is in accordance with the provisions of ERISA.

         401(K) PLAN. The Bank established a 401(k) Plan for Bank employees as of May 1, 1999. The Plan is tax qualified and permits participants to elect to defer up to 50% (as of January 1, 2002) of the participant's eligible annual compensation into the Plan. During 1999, the Bank made a matching contribution of 25% of the participant contribution to the Plan, up to 1% of the participant's eligible annual compensation for 1999. After 1999, the Bank has made matching contributions of 50% of the participant's contribution, with the match being up to 3% of the participant's eligible annual compensation for the year. All current employees at the time of the establishment of the Plan on May 1, 1999 were 100% vested in their contributions and in matching contributions. Subsequently, new employees became 100% vested after five years of credited service in matching contributions. However, beginning January 1, 2002 the vesting schedule changed to be on an equally graduated basis over a five- year period, which includes employees hired after May 1, 1999. Employees are 100% vested in their elective deferral amounts at all times under the Plan. Participants will be credited for years of service with the Bank prior to the effective date of the Plan. Forfeitures of discretionary contributions will be used to reduce the Bank's contributions in succeeding plan years.

         STOCK OPTION PLAN. Certain employees and non-employee directors of the Bank and the Company are eligible to participate in the Bank's 1996 Stock Option Plan (the "Stock Option Plan"). The Stock Option Plan authorizes the grant of stock options and limited rights to purchase 69,000 shares, or 10% of the shares of common stock issued to minority stockholders in the initial public offering by the Bank. Upon the formation of the Company as the Bank's holding company in November 2000, the shares of common stock subject to the Stock Option Plan became the shares of Common Stock of the Company. Pursuant to the Stock Option Plan, grants may be made of (i) options to purchase Common Stock intended to qualify as incentive stock options under Section 422 of the Code, (ii) options that do not so qualify ("non-statutory options") and (iii) limited rights (described below) that are exercisable only upon a change in control of the Bank or the company. Non-employee directors are only eligible to receive non-statutory options.

         The Stock Option Plan is administered by a committee consisting of certain non-employee directors of the Board of Directors (the "Committee"). In granting options, the Committee considers factors such as salary, length of employment with the Bank, and the employee's overall performance. All stock options are exercisable in five equal annual installments of 20% commencing one year from the date of grant; provided, however, that all options will be 100% exercisable in the event the optionee terminates his service due to normal retirement, death or disability, or in the event of a change in control of the Company or the Bank. Options may be exercised within 10 years from the date of grant. Stock options may be exercised up to one year following termination of service or such later period as determined by the Committee. The exercise price of the options will be at least 100% of the fair market value of the underlying Common Stock at the time of the grant. The exercise price may be paid in cash or Common Stock.

         Incentive stock options will only be granted to employees of the Bank and/or the Company. Non-employee directors will be granted non-statutory stock options. No incentive stock option granted in connection with the Stock Option Plan may be exercisable more than three months after the date on which the optionee ceases to perform services for the Bank and/or the Company, except that in the event of death, disability, normal retirement, or a change in control of the Bank or the Company, incentive stock options may be exercisable for up to one year; provided, however, that if an optionee ceases to perform services for the Bank or the Company due to retirement or following a change in control (as defined in the Stock Option Plan), any incentive stock options exercised more than three months following the date the optionee ceases to perform services shall be treated as a non-statutory stock option as described above.

         Upon the exercise of "limited rights" in the event of a change in control, the optionee will be entitled to receive a lump sum cash payment, or in certain cases, Common Stock, equal to the difference between the exercise price of the option and the fair market value of the shares of Common Stock subject to the option on the date of exercise of the right in lieu of purchasing the stock underlying the option. In the event of death or disability, the Bank and/or the Company, if requested by the optionee or beneficiary, may elect, in exchange for the option, to pay the optionee, or beneficiary in the event of death, the amount by which the fair market value of the Common Stock exceeds the exercise price of the option on the date of the optionee's termination of service for death or disability.

         Pursuant to the Stock Option Plan, non-employee directors at the inception of the Plan on April 17, 1996, Bensinger, Rapin, Thomson, and Wallace were each granted options to purchase 6,037 shares of Common Stock. These options were granted at an exercise price of $10.00 per share, which options have all been earned but not exercised. No options have been reserved for future issuance to non-employee directors under the Plan, and therefore Messrs. VanMassenhove and Townsend, who were appointed to the Board of Directors in September 2001 and April 2002, respectively, have not been awarded options under the Plan. Stock options for 1,000 shares were granted at an exercise price of $13.75 per share to the Named Executive Officer under the Stock Option Plan during the year ended December 31, 2002.

         Set forth below is certain information regarding options granted to the Named Executive Officer during Fiscal Year 2002.

=======================================================================================================================
                                       OPTION GRANTS IN LAST FISCAL YEAR
=======================================================================================================================
                                               Individual Grants
-----------------------------------------------------------------------------------------------------------------------
                                             Percent of Total
                             Options        Options Granted to        Exercise      Expiration         Grant Date
          Name               Granted       Employees in FY 2002        Price           Date        Present Value (1)
------------------------- -------------- ------------------------- --------------- -------------- ---------------------
Martin A. Thomson             1,000               14.3%                $13.75         3/27/12            $1,040
========================= ============== ========================= =============== ============== =====================

(1) The grant date present value was derived using the Black-Scholes option pricing model with the following assumptions: volatility of 19.7%; risk free rate of return of 4.0%; dividend yield of 7.0%; and an 8.0 year option life.


         Set forth below is certain information concerning options outstanding to the Named Executive Officer at December 31, 2002. No options were exercised by the Named Executive Officer during 2002.

=====================================================================================================================
                               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                          FISCAL YEAR-END OPTION VALUES
=====================================================================================================================
                                                        Number of Unexercised          Value of Unexercised In-
                                                             Options at                  The-Money Options at
                                                              Year-End                         Year-End
-------------------------- ----------- ------------ ------------------------------ ----------------------------------
                             Shares
                            Acquired
                              upon        Value       Exercisable/Unexercisable        Exercisable/Unexercisable
          Name              Exercise    Realized                 (#)                              ($)
========================== =========== ============ ============================== ==================================
Martin A. Thomson              -----       $-----              6,037 / 1,000                     $25,959 / $550
========================== =========== ============ ============================== ==================================

         RECOGNITION AND RETENTION PLAN. Certain employees and non-employee directors of the Bank and the Company are eligible to participate in the Bank's Recognition and Retention Plan, which was adopted in 1996 (the "Recognition Plan"). A Committee of the Board of Directors composed of "disinterested" directors (the "Recognition Plan Committee") administers the Recognition Plan and makes awards to executive officers and employees. Participants in the Recognition Plan earn (become vested in) shares of Restricted Stock covered by an award and all restrictions lapse over a period of time commencing from the date of the award; provided, however, that the Recognition Plan Committee may accelerate or extend the earnings rate on any awards made to officers and employees under the Recognition Plan. Awards to non-employee directors vest at the rate of 20% of the amount initially awarded commencing one year from the date of the award. Awards to executive officers and employees become fully vested upon termination of employment or service due to death, disability or normal retirement or following a termination of employment or service in connection with a change in the control of the Bank or the Company. Upon termination of employment or service for another reason, unvested shares are forfeited. Awards to non-employee directors fully vest upon a non-employee director's disability, death, normal retirement, or following termination of service in connection with a change in control of the Bank or the Company. Unvested shares of Restricted Stock will be forfeited by a non-employee director upon failure to seek reelection, failure to be reelected, or resignation from the Board (other than in connection with normal retirement, as defined by the Recognition Plan).

         Pursuant to the Recognition Plan, non-employee directors at the inception of the Plan on April 17, 1996, Bensinger, Rapin, Thomson, and Wallace were each granted 2,415 shares of Common Stock, which shares have been earned and issued. Messrs. VanMassenhove and Townsend, who were appointed to the Board of Directors in September 2001 and April 2002, respectively, have not been awarded any shares under the Plan. There were 255 additional shares granted (which were 100% vested) to the Named Executive Officer under the Recognition Plan during the year ended December 31, 2002. A total of 27,358 shares of Common Stock have been earned and issued pursuant to the Recognition Plan as of December 31, 2002 and 242 shares are reserved for future issuance.

         Set forth below is information as of December 31, 2002 regarding equity compensation plans categorized by those plans that have been approved by stockholders and those plans that have not been approved by stockholders.

================================== ================================ ===================== ============================

                                       Number of securities to
                                              be issued                                      Number of securities
                                    upon exercise of outstanding      Weighted average      remaining available for
          Plan                           options and rights            exercise price         issuance under plan
================================== ================================ ===================== ============================
Equity compensation plans
approved by stockholders                       41,033                      $10.35                    20,309 (1)
---------------------------------- -------------------------------- --------------------- ----------------------------
Equity compensation plans not
approved by stockholders                         --                          --                       --
---------------------------------- -------------------------------- --------------------- ----------------------------
           Total                               41,033                                               20,309
================================== ================================ ===================== ============================

(1) Consists of 242 shares available for future issuance pursuant to the 1996 Recognition and Retention Plan and 20,067 shares underlying options available for future issuance pursuant to the 1996 Stock Option Plan.

                    TRANSACTIONS WITH CERTAIN RELATED PERSONS

         Under current federal law, except for loans or extensions of credit to executive officers and directors under Company-wide employee benefit plans, all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors. Bank policy requires that all loans made to a director or executive officer must be approved in advance by a majority of the disinterested members of the Board of Directors. At December 31, 2002, the Bank's directors and executive officers had loans outstanding totaling $894,708 in the aggregate.

         The Bank intends that all transactions between the Bank and its executive officers, directors, and holders of 10% or more of the shares of any class of its common stock and affiliates thereof, will contain terms no less favorable to the Bank than could have been obtained by it in arm's-length negotiations with unaffiliated persons and will be approved by a majority of independent non-employee directors of the Bank not having an interest in the transaction.

         The Sarbanes-Oxley Act of 2002 generally prohibits an issuer from: (i) extending or maintaining credit; (ii) arranging for the extension of credit; or
(iii) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, one of which is applicable to the Company. Namely, this prohibition does not apply to loans made by a depository institution that is insured by the FDIC and is subject to the insider lending restrictions of the Federal Reserve Act. All loans to the Company's officers and directors by the Bank are made in conformity with the Federal Reserve Act and regulations promulgated thereunder.

              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors of the Company has approved the engagement of Plante & Moran, LLP to be the Company's auditors for the year ending December 31, 2003, subject to the ratification of the engagement by the Company's stockholders. At the Annual Meeting, stockholders will consider and vote on the ratification of the engagement of Plante & Moran, LLP for the Company's fiscal year ending December 31, 2003. A representative of Plante & Moran, LLP is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement if he so desires.

         Set forth below is certain information concerning aggregate fees billed for professional services rendered by Plante & Moran, LLP during the fiscal year ended December 31, 2002:

         Audit and SEC Reporting                     $37,150

         Audit - Other                               $11,450

         Tax Preparation and Planning                $ 6,350

         Financial Information Systems
           Design and Implementation Fees            $    --

         Other Fees - Regulatory Compliance,
           Testing, and Consultation                 $32,800

         The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining Plante & Moran, LLP's independence. The Audit Committee concluded that performing such services does not affect Plante & Moran, LLP's independence in performing its function as auditor of the Company.

         In order to ratify the selection of Plante & Moran, LLP as the auditors for the year ending December 31, 2003, the proposal must receive the affirmative vote of a majority of the shares present at the Annual Meeting in person or by proxy. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF PLANTE & MORAN, LLP AS AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.


                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office, 100
S. Second Avenue, Alpena, Michigan 49707, no later than November 19, 2003. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.


                   OTHER MATTERS AND ADVANCE NOTICE PROCEDURES

         The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this proxy statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment. The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Exchange Act.

         The Bylaws of the Company provide an advance notice procedure for new business to be taken up at the Annual Meeting. In order for a stockholder to properly bring business before the Annual Meeting, the stockholder must state the new business in writing and file the description of the new business with the Secretary of the Company at least five days prior to the date of the Annual Meeting. A stockholder may make any other proposal at the Annual Meeting itself, and the proposal may be discussed and considered, but unless stated in writing and filed with the Secretary at least five days prior to the Annual Meeting, the proposal will be laid over for action at an adjourned, special or annual meeting of the stockholders taking place 30 days or more thereafter. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

         The date on which the 2004 Annual Meeting of Stockholders is expected to be held is April 21, 2004. Accordingly, advance written notice of business or nominations to the Board of Directors to be brought before the 2004 Annual Meeting of Stockholders must be given to the Company no later than April 16, 2004.

                                  MISCELLANEOUS

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

         A COPY OF THE COMPANY'S REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2002 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO JAMES I. MALASKI, SECRETARY, ALPENA BANCSHARES, INC., 100 S. SECOND AVENUE, ALPENA, MICHIGAN 49707.



                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ James I. Malaski

                                    James I. Malaski
                                    Secretary

Alpena, Michigan
March 14, 2003


                                                          REVOCABLE PROXY
[X]  PLEASE MARK VOTES                               ALPENA  BANCSHARES, INC.
     AS IN THIS EXAMPLE
                                                                                                                 WITH-     FOR ALL
          ANNUAL MEETING OF STOCKHOLDERS                                                                 FOR     HOLD      EXCEPT
               APRIL 16, 2003                         1.      The election as directors of all
                                                              nominees listed (except as marked to       [ ]      [ ]        [ ]
                                                              the contrary below):

                                                              GARY C. VANMASSENHOVE             THOMAS R. TOWNSEND

The undersigned hereby appoints the official                  INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
proxy committee consisting of the entire Board                INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE
of Directors with full powers of substitution                 THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.
to act as attorneys and proxies for the undersigned           ----------------------------------------------------------------------
to vote all shares of Common Stock of the Company                                                        FOR    AGAINST   ABSTAIN
which the undersigned is entitled to vote at the      2.      The ratification of appointment of
Annual Meeting of Stockholders ("Annual Meeting")             Plante & Moran LLP as auditors for         [ ]      [ ]       [ ]
to be held at the Thunder Bay Recreational Center,            the Company for the year ending
701 Woodward Avenue, Alpena, Michigan, on April 16,           December 31, 2003.
2003, at 1:00 p.m., Michigan time. The official
proxy committee is authorized to cast all votes to
which the undersigned is entitled as follows:                 PLEASE CHECK BOX IF YOU PLAN TO ATTEND  ---------> [ ]
                                                              THE MEETING.



                                                                THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH
                                                              OF THE LISTED PROPOSALS.

                                                                THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO
                                                              INSTRUCTIONS ARE SPECIFIED,THIS PROXY WILL BE VOTED
                                                              FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY
                                                              OTHER BUSINESS IS PRESENTED AT SUCH MEETING,  THIS
                                       --------------------   PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF
Please be sure to sign and date        | Date             |   DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS
  this Proxy in the box below.         |                  |   KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
-----------------------------------------------------------
|                                                         |
|                                                         |       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.
|                                                         |
- Stockholder sign above -- Co-holder (if any) sign above -



------------------------------------------------------------------------------------------------------------------------------------
                       /\  DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE-PREPAID ENVELOPE PROVIDED. /\

                                                    ALPENA BANCSHARES, INC.
------------------------------------------------------------------------------------------------------------------------------------

     Should the above-signed be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the
Notice of Annual Meeting of Stockholders, or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

     The above-signed acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual
Meeting, a proxy statement dated March 14, 2003, and audited financial statements.

     Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If shares are held jointly, each holder should sign.


                                   PLEASE COMPLETE AND DATE THIS PROXY AND RETURN IT PROMPTLY
                                            IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

------------------------------------------------------------------------------------------------------------------------------------



IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH
THE PROXY IN THE ENVELOPE PROVIDED.

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------
